SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2007
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
     On December 13, 2006, the Company announced a realignment of its businesses to drive strategic growth, group businesses with similar dynamics and growth opportunities, and increase transparency. We will begin reporting our financial results in the new segments beginning with our third quarter 2007 results to be released later this month. In connection with this effort, we are providing quarterly historical financial data in the new reporting segments for fiscal years 2005 and 2006 and for the first two fiscal quarters of 2007. We are including (i) the slide presentation we intend to give to certain of our investors simultaneously with the release of this Current Report and (ii) the accompanying financial tables to provide more detail and to reconcile certain non-GAAP performance measures used in the slide presentation, as Exhibits 99.1 and 99.2, respectively, to this Current Report. The exhibits are incorporated herein solely for purposes of these furnished disclosures. The slide presentation and accompanying financial tables may also be accessed on our website at www.celanese.com through the “Investor” link.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description

99.1	Selected Quarterly Resegmented Financial Data, including reconciliation of non-GAAP financial measures*

99.2	Slide Presentation dated October 4, 2007*

*	The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Steven M. Sterin
Name:	Steven M. Sterin
Title:	Senior Vice President and Chief Financial Officer

Date: October 4, 2007

Exhibit Index

Exhibit Number	Description

99.1	Selected Quarterly Resegmented Financial Data, including reconciliation of non-GAAP financial measures*

99.2	Slide Presentation dated October 4, 2007*

*	The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.